EXHIBIT 4.21
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF TRUST
OF
ONB CAPITAL TRUST III
     THIS Certificate of Amendment of ONB Capital Trust III (the “Trust”), is being duly executed and filed on behalf of the Trust by the undersigned trustee to amend the Certificate of Trust of the statutory trust formed under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).
     1. Name. The name of the statutory trust amended hereby is ONB Capital Trust III.
     2. Amendment of Trust. The Certificate of Trust of the Trust is hereby amended by changing the name and address of the trustee of the Trust in the State of Delaware to:
BNYM (Delaware)
White Clay Center
Route 273
Newark, DE 19711
     3. Effective Date. This Certificate of Amendment shall be effective upon filing with the Delaware Secretary of State.
     IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

BNYM (DELAWARE), Successor Trustee
to Chase Bank USA, National Association,
as Delaware Trustee

By:	/s/ Kristine K. Gullo

Name:	Kristine K. Gullo
Title:	Vice President

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF TRUST
OF
ONB CAPITAL TRUST IV
     THIS Certificate of Amendment of ONB Capital Trust IV (the “Trust”), is being duly executed and filed on behalf of the Trust by the undersigned trustee to amend the Certificate of Trust of the statutory trust formed under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).
     4. Name. The name of the statutory trust amended hereby is ONB Capital Trust IV.
     5. Amendment of Trust. The Certificate of Trust of the Trust is hereby amended by changing the name and address of the trustee of the Trust in the State of Delaware to:
BNYM (Delaware)
White Clay Center
Route 273
Newark, DE 19711
     6. Effective Date. This Certificate of Amendment shall be effective upon filing with the Delaware Secretary of State.
     IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

BNYM (DELAWARE), Successor Trustee
to Chase Bank USA, National Association,
as Delaware Trustee

By:	/s/ Kristine K. Gullo

Name:	Kristine K. Gullo
Title:	Vice President

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF TRUST
OF
ONB CAPITAL TRUST V
     THIS Certificate of Amendment of ONB Capital Trust V (the “Trust”), is being duly executed and filed on behalf of the Trust by the undersigned trustee to amend the Certificate of Trust of the statutory trust formed under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).
     7. Name. The name of the statutory trust amended hereby is ONB Capital Trust V.
     8. Amendment of Trust. The Certificate of Trust of the Trust is hereby amended by changing the name and address of the trustee of the Trust in the State of Delaware to:
BNYM (Delaware)
White Clay Center
Route 273
Newark, DE 19711
     9. Effective Date. This Certificate of Amendment shall be effective upon filing with the Delaware Secretary of State.
     IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

BNYM (DELAWARE), Successor Trustee
to Chase Bank USA, National Association,
as Delaware Trustee

By:	/s/ Kristine K. Gullo

Name:	Kristine K. Gullo
Title:	Vice President

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF TRUST
OF
ONB CAPITAL TRUST VI
     THIS Certificate of Amendment of ONB Capital Trust VI (the “Trust”), is being duly executed and filed on behalf of the Trust by the undersigned trustee to amend the Certificate of Trust of the statutory trust formed under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).
     10. Name. The name of the statutory trust amended hereby is ONB Capital Trust VI.
     11. Amendment of Trust. The Certificate of Trust of the Trust is hereby amended by changing the name and address of the trustee of the Trust in the State of Delaware to:
BNYM (Delaware)
White Clay Center
Route 273
Newark, DE 19711
     12. Effective Date. This Certificate of Amendment shall be effective upon filing with the Delaware Secretary of State.
     IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

BNYM (DELAWARE), Successor Trustee
to Chase Bank USA, National Association,
as Delaware Trustee

By:	/s/ Kristine K. Gullo

Name:	Kristine K. Gullo
Title:	Vice President